                                     PROXY

           SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PSS, INC.

           FOR ANNUAL MEETING OF STOCKHOLDERS, TUESDAY, JULY 12, 1994

         The undersigned hereby appoints MARK BROWN and JAMES M. LIEB, or either one of them, each with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of PSS, Inc. (the "Company"), to be held at the Washington Athletic Club, 1325 6th Avenue, Seattle, Washington, on Tuesday, July 12, 1994, at 10:00 a.m. local time, and any and all adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present, as designated below:

1.         The election of four directors.
           / / FOR the nominees listed below                / / WITHHOLD AUTHORITY to vote
              as a group (except as marked to the              for the nominees.
           contrary).

INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee's name below:

NOMINEES:     Larry Chroman, James M. Lieb, Gerald Nathanson and Eddie Trump

2.         In their discretion upon such other matters as may properly come before the Meeting.

                                  (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

         The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders dated June 23, 1994, the Proxy Statement of the same date furnished herewith, and the 1993 Annual Report.

                                           PLEASE SIGN  THIS  PROXY  EXACTLY  AS
                                           YOUR   NAME  APPEARS   ON  THE  STOCK
                                           CERTIFICATE AND  RETURN  PROMPTLY  IN
                                           THE  ENCLOSED ENVELOPE.  WHEN SIGNING
                                           AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE,  OR  GUARDIAN,  PLEASE  GIVE
                                           YOUR  FULL  TITLE.  JOINT  OWNERS AND
                                           MULTIPLE  TRUSTEES   MUST  ALL   SIGN
                                           BELOW.
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Date